EXECUTION COPY

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THIS NOTE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS NOTE. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE. THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE AMOUNT SET FORTH ON THE FACE HEREOF.

SENIOR SECURED PROMISSORY NOTE

Issuance Date: ______________________	$______

American Petro-Hunter Inc., a Nevada corporation (the “Company”), for value received, hereby promises to pay to the order of ASYM Energy Opportunities LLC or its permitted assigns (“Holder”) the principal sum of _______________________, plus interest, payable at the rate and in the manner set forth herein. The unpaid principal amount of this Note shall bear interest at the rate of fifteen percent (15%) per annum (the “Interest Rate”) computed from the date hereof until the obligations under this Note are paid in full. Interest will be computed on the basis of a 360-day year and for the actual number of days elapsed and shall compound monthly. Interest on the outstanding principal balance hereof will be due and payable in cash monthly in arrears on the last Business Day of each calendar month, commencing ______________. In the event any interest is not timely paid as set forth herein, such interest (including any unpaid default interest) will compound on a monthly basis in each calendar month until such interest is paid.

The principal amount of this Senior Secured Promissory Note (this “Note”), and all accrued but unpaid interest (including any accrued but unpaid default interest), shall be due and payable in full, in a balloon payment, on _____________ (the “Maturity Date”).

All payments under this Note shall be made in lawful money of the United States of America (the “U.S.”) by wire transfer or check of immediately available funds to such account as Holder may from time to time designate by written notice to the Company in accordance with the provisions of this Note.

This Note is issued pursuant and subject to the terms and conditions of that certain Purchase Agreement (the “Purchase Agreement”), dated as of July 3, 2012, between Holder and the Company. This Note is (a) one of up to eleven Notes issued by the Company pursuant to the Purchase Agreement, (b) senior in right of payment and in all other respects to the Third Amendment to Promissory Notes between the Company and John E. Friesen and any other debt, liability, and obligations of the Company (c) subject to the terms and conditions of any subordination agreement (“Subordination Agreement”), among Holder, as a Senior Lender (as defined in the Subordination Agreement) and collateral agent for all Senior Lenders, and the Company. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. This Note is secured pursuant to the First Lien Security Agreement.

This Note may not be prepaid in whole or in part at any time. Any repayment amounts permitted by the Purchase Agreement, however, shall be applied on account of principal remaining unpaid and shall be accompanied by payment of all accrued and unpaid interest, if any, thereon. All partial repayments of principal shall be credited to accrued interest and then to principal as set forth above.

An Event of Default under the Purchase Agreement shall be an “Event of Default” under this Note. Whenever any Event of Default shall have occurred and be continuing, Holder shall have all rights and remedies as set forth herein and in the Purchase Agreement and the First Lien Security Agreement. No remedy conferred by any of the specific provisions of this Note is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative of and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by Holder shall not constitute a waiver of the right to pursue other available remedies.

Upon the occurrence and during the continuance of any Event of Default as set forth herein, interest shall accrue at a rate equal to the lesser of: (i) the sum of the Interest Rate plus three percent (3.0%, i.e., 300 basis points) per annum or (ii) the maximum rate of interest permissible under applicable law. All accrued but unpaid interest hereon will be paid at the time of and as a condition precedent to the curing of any such Event of Default or as agreed upon by the Company and Holder. The foregoing notwithstanding, any interest paid and actually collected by Holder hereunder which is found by a court of competent jurisdiction to be in excess of the highest rate of interest allowed under applicable law shall be applied to the repayment of the then outstanding principal balance due hereunder in such a manner as to prevent the payment and collection of interest in excess of the highest rate permitted by applicable law.

In the event this Note is placed in the hands of an attorney for collection or for enforcement or protection of any collateral securing this Note, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby or the enforcement or protection of any such collateral, the Company agrees to pay to Holder an amount equal to all such costs reasonably and actually incurred, including without limitation all reasonable attorneys’ fees and all court costs.

2

Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by the Company and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of an Event of Default hereunder or acceptance of a past-due installment or other indulgences granted from time to time, will be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable laws. No term, covenant, agreement or condition of this Note may be amended, or compliance therewith waived (either generally or in a particular instance and either retroactively or prospectively), unless agreed to in writing by Holder and the Company and in compliance with the terms and conditions of the Subordination Agreement, if any.

Except as provided in the Purchase Agreement and First Lien Security Agreement, the Company also waives all rights to notice and hearing of any kind upon the occurrence of an Event of Default and prior to the exercise by Holder of its rights to repossess the Collateral (as such term is defined in the First Lien Security Agreement) without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

Except as otherwise expressly provided elsewhere herein, all notices, requests, demands and other communications relating to this Note, shall be in writing and shall be provided as set forth in the Purchase Agreement.

This Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither Holder nor the Company may assign the Note without the prior written consent of the other party, except pursuant to the terms and conditions of the Purchase Agreement and the Subordination Agreement, if any.

The Holder shall promptly provide written notice to the Company of the name and address of the assignee or transferee and the principal amount of this Note assigned or transferred, as applicable. The Company shall maintain, at one of its offices in the United States, a register for the recordation of the names and addresses of each holder of the Notes, and the principal amount of the Notes owed to each such holder pursuant to the terms hereof and of the other Notes from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Company and the Holder shall treat each person whose name is recorded in the Register pursuant to the terms hereof as the Holder for all purposes, notwithstanding notice to the contrary. The Register shall be available for inspection by any holder of the Notes, at any reasonable time and from time to time upon reasonable prior notice. The Notes are intended to be obligations in “registered form” for purposes of Sections 871 and 881 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, and the provision of this Note shall be interpreted consistently therewith.

Notwithstanding the place of making of this Note, this Note will be construed and enforceable in accordance with the laws of the State of New York, without regards to its principles of the conflicts of law or the choice of law.

3

In case any provision in this Note shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

In addition to and without limitation of any of the foregoing, this Note shall be subject to all of general terms and conditions contained in the Purchase Agreement.

In the event that any signature to this Note or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Company (or the party on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. Notwithstanding the foregoing, the Company shall be required to deliver an originally executed Note to Holder. The Company shall not raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Note or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract and the Company forever waives any such defense.

[The remainder of this page is intentionally left blank.]

4

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed all as of the day and year above written.

AMERICAN PETRO-HUNTER INC.

By:
Its:

5